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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                           -------------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       0-27918                13-3070826
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                         2511 GARDEN ROAD
                      BUILDING A, SUITE 200
                       MONTEREY, CALIFORNIA                93940
             (Address of principal executive offices)   (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 26, 2004, Century Aluminum Company ("Century") entered into (i) a Supplemental Indenture No. 1 (the "Supplemental Indenture No. 1") with Wilmington Trust Company, as trustee (the "Trustee") and (ii) a Supplemental Indenture No. 2 (the "Supplemental Indenture No. 2") with the guarantors party thereto and the Trustee. The Supplemental Indenture No. 1 and the Supplemental Indenture No. 2 amend and supplement the Indenture, dated as of August 9, 2004 (the "Indenture"), between Century and the Trustee, relating to Century's outstanding $175,000,000 aggregate principal amount of 1.75% Convertible Senior Notes due August 1, 2024 (the "Convertible Notes").

      The Supplemental Indenture No. 1 and the Supplemental Indenture No. 2 amend and supplement the Indenture in order to provide for guarantees of the Convertible Notes by the same subsidiaries of Century that guarantee Century's outstanding $250,000,000 aggregate principal amount of 7 1/2% Senior Notes due August 15, 2014 (the "Senior Notes"), for so long as such guarantees of the Senior Notes remain in effect.

      The Trustee is also the trustee under (i) the Indenture, dated as of April 2, 2001, among Century, the guarantors party thereto and the Trustee, governing the terms of Century's 11 3/4% senior secured first mortgage notes due 2008 and
(ii) the Indenture, dated as of August 26, 2004, among Century, the guarantors party thereto and the Trustee, governing the terms of the Senior Notes.

      The description of the Supplemental Indenture No. 1 and the Supplemental Indenture No. 2 set forth above does not purport to be complete and is qualified in its entirety by reference to the complete Indenture, Supplemental Indenture No. 1 and Supplemental Indenture No. 2, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS

      The following exhibits are filed with this report:

Exhibit Number                                   Description
--------------                                   -----------
     4.1             Indenture, dated as of August 9, 2004, between Century Aluminum Company and
                     Wilmington Trust Company, as trustee.

     4.2             Supplemental Indenture No. 1, dated as of October 26, 2004, between Century Aluminum
                     Company and Wilmington Trust Company, as trustee.

     4.3             Supplemental Indenture No. 2, dated as of October 26, 2004, among Century Aluminum
                     Company, the guarantors party thereto and Wilmington Trust Company, as trustee.

      This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future; however, these statements

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are subject to risks, uncertainties and assumptions, any of which could cause
Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CENTURY ALUMINUM COMPANY

   Date: November 1, 2004            By:       /s/ Gerald J. Kitchen
                                        ----------------------------------------
                                        Name:  Gerald J. Kitchen
                                        Title: Executive Vice President, General
                                               Counsel, Chief Administrative
                                               Officer and Secretary

                                        4
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                                  EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
    4.1              Indenture, dated as of August 9, 2004, between Century Aluminum Company and
                     Wilmington Trust Company, as trustee.

    4.2              Supplemental Indenture No. 1, dated as of October 26, 2004, between Century Aluminum
                     Company and Wilmington Trust Company, as trustee.

    4.3              Supplemental Indenture No. 2, dated as of October 26, 2004, among Century Aluminum
                     Company, the guarantors party thereto and Wilmington Trust Company, as trustee.

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